Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,659	$4,425	5%	$13,826	$13,164	5%
Net card fees	658	633	4	1,958	1,858	5
Travel commissions and fees	490	465	5	1,422	1,437	(1)
Other commissions and fees	610	581	5	1,788	1,739	3
Other	601	577	4	1,705	1,781	(4)
Total non-interest revenues	7,018	6,681	5	20,699	19,979	4
Interest income
Interest on loans	1,698	1,658	2	5,003	4,851	3
Interest and dividends on investment securities	48	60	(20)	153	193	(21)
Deposits with banks and other	21	21	-	67	73	(8)
Total interest income	1,767	1,739	2	5,223	5,117	2
Interest expense
Deposits	111	118	(6)	332	362	(8)
Long-term debt and other	373	440	(15)	1,163	1,320	(12)
Total interest expense	484	558	(13)	1,495	1,682	(11)
Net interest income	1,283	1,181	9	3,728	3,435	9
Total revenues net of interest expense	8,301	7,862	6	24,427	23,414	4
Provisions for losses
Charge card	194	190	2	590	531	11
Card Member loans	282	264	7	921	753	22
Other	16	25	(36)	71	68	4
Total provisions for losses	492	479	3	1,582	1,352	17
Total revenues net of interest expense after provisions for losses	7,809	7,383	6	22,845	22,062	4

Expenses
Marketing and promotion	827	764	8	2,234	2,168	3
Card Member rewards	1,619	1,496	8	4,740	4,425	7
Card Member services	197	201	(2)	579	575	1
Salaries and employee benefits	1,544	1,516	2	4,702	4,687	-
Professional services	793	690	15	2,272	2,092	9
Occupancy and equipment	462	453	2	1,394	1,337	4
Communications	94	93	1	282	284	(1)
Other, net	269	300	(10)	734	972	(24)
Total	5,805	5,513	5	16,937	16,540	2
Pretax income	2,004	1,870	7	5,908	5,522	7
Income tax provision	638	620	3	1,857	1,677	11
Net income	$1,366	$1,250	9	$4,051	$3,845	5
Net income attributable to common shareholders (A)	$1,354	$1,236	10	$4,015	$3,803	6
Effective tax rate	31.8%	33.2%		31.4%	30.4%

(A) Represents net income, less earnings allocated to participating share awards of $12 million and $14 million for the three months ended September 30, 2013 and 2012, respectively, and $36 million and $42 million for the nine months ended September 30, 2013 and 2012, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	September 30,	December 31,
	2013	2012

Assets
Cash & cash equivalents	$22	$22
Accounts receivable	46	46
Investment securities	5	6
Loans	62	64
Other assets	15	15
Total assets	$150	$153

Liabilities and Shareholders' Equity
Customer deposits	$42	$40
Short-term borrowings	3	3
Long-term debt	53	59
Other liabilities	33	32
Total liabilities	131	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$150	$153

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended			Nine Months Ended
	September 30,		Percentage	September 30,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,286	$4,055	6%	$12,607	$11,976	5%
International Card Services	1,356	1,313	3	3,972	3,909	2
Global Commercial Services	1,221	1,156	6	3,615	3,534	2
Global Network & Merchant Services	1,379	1,310	5	4,066	3,881	5
	8,242	7,834	5	24,260	23,300	4
Corporate & Other	59	28	#	167	114	46

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,301	$7,862	6	$24,427	$23,414	4

Pretax income (loss)
U.S. Card Services	$1,257	$1,128	11	$3,702	$3,457	7
International Card Services	186	207	(10)	535	549	(3)
Global Commercial Services	341	275	24	957	818	17
Global Network & Merchant Services	608	561	8	1,837	1,662	11
	2,392	2,171	10	7,031	6,486	8
Corporate & Other	(388)	(301)	29	(1,123)	(964)	16

PRETAX INCOME	$2,004	$1,870	7	$5,908	$5,522	7

Net income (loss)
U.S. Card Services	$782	$699	12	$2,329	$2,169	7
International Card Services	142	164	(13)	528	539	(2)
Global Commercial Services	261	183	43	678	579	17
Global Network & Merchant Services	391	360	9	1,176	1,089	8
	1,576	1,406	12	4,711	4,376	8
Corporate & Other	(210)	(156)	35	(660)	(531)	24

NET INCOME	$1,366	$1,250	9	$4,051	$3,845	5

# - Denotes a variance of more than 100 percent.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended				Nine Months Ended
	September 30,		Percentage		September 30,		Percentage
	2013	2012	Inc/(Dec)		2013	2012	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.26	$1.10	15%		$3.69	$3.33	11%

Average common shares outstanding (millions)	1,074	1,126	(5	) %	1,087	1,143	(5	) %

DILUTED
Net income attributable to common shareholders	$1.25	$1.09	15%		$3.67	$3.31	11%

Average common shares outstanding (millions)	1,081	1,132	(5	) %	1,094	1,149	(5	) %

Cash dividends declared per common share	$0.23	$0.20	15%		$0.66	$0.60	10%

Selected Statistical Information

	Quarters Ended				Nine Months Ended
	September 30,		Percentage		September 30,		Percentage
	2013	2012	Inc/(Dec)		2013	2012	Inc/(Dec)

Return on average equity (A)	24.3%	26.3%			24.3%	26.3%
Return on average common equity (A)	24.1%	26.0%			24.1%	26.0%
Return on average tangible common equity (A)	30.6%	33.5%			30.6%	33.5%
Common shares outstanding (millions)	1,071	1,122	(5	) %	1,071	1,122	(5	) %
Book value per common share	$17.94	$17.37	3%		$17.94	$17.37	3%
Shareholders' equity (billions)	$19.2	$19.5	(1	) %	$19.2	$19.5	(1	) %

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)
Card billed business (billions) (A):
United States	$158.2	$146.9	8%
Outside the United States	78.0	73.2	7
Total	$236.2	$220.1	7
Total cards-in-force (B):
United States	52.8	51.8	2%
Outside the United States	52.6	49.6	6
Total	105.4	101.4	4
Basic cards-in-force (B):
United States	40.9	40.2	2%
Outside the United States	42.6	39.8	7
Total	83.5	80.0	4

Average discount rate (C)	2.52%	2.53%
Average basic Card Member spending (dollars) (D)	$4,037	$3,885	4%
Average fee per card (dollars) (D)	$40	$39	3%
Average fee per card adjusted (dollars) (D)	$44	$44	-%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the Card Member is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $67 million and $65 million for the quarters ended September 30, 2013 and 2012, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)
Worldwide Card Member receivables:
Total receivables	$43.5	$42.3	3%
Loss reserves (millions):
Beginning balance	$386	$392	(2)%
Provisions (A)	158	151	5
Other additions (B)	36	39	(8)
Net write-offs (C)	(149)	(141)	6
Other deductions (D)	(35)	(32)	9
Ending balance	$396	$409	(3)
% of receivables	0.9%	1.0%
Net write-off rate (principal only) - USCS (E)	1.4%	1.6%
Net write-off rate (principal and fees) - USCS (E)	1.6%	1.7%
30 days past due as a % of total - USCS	1.7%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.11%	0.10%
90 days past billing as a % of total - ICS/GCS	0.9%	0.7%

Worldwide Card Member loans:
Total loans	$63.0	$61.8	2%
Loss reserves (millions):
Beginning balance	$1,342	$1,547	(13)%
Provisions (A)	247	231	7
Other additions (B)	35	33	6
Net write-offs - principal (C)	(275)	(292)	(6)
Net write-offs - interest and fees (C)	(36)	(36)	-
Other deductions (D)	(32)	(24)	33
Ending balance	$1,281	$1,459	(12)
Ending reserves - principal	$1,234	$1,411	(13)
Ending reserves - interest and fees	$47	$48	(2)
% of loans	2.0%	2.4%
% of past due	179%	182%
Average loans	$63.0	$61.4	3%
Net write-off rate (principal only) (E)	1.7%	1.9%
Net write-off rate (principal, interest and fees) (E)	2.0%	2.1%
30 days past due loans as a % of total	1.1%	1.3%
Net interest income divided by average loans (F)	8.1%	7.7%
Net interest yield on Card Member loans (F)	9.4%	9.3%

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(D) For Card Member receivables, includes net write-offs resulting from unauthorized transactions of $(37) million and $(37) million for the three months ended September 30, 2013 and 2012, respectively; foreign currency translation adjustments of $3 million and $6 million for the three months ended September 30, 2013 and 2012, respectively; and other items of $(1) million and $(1) million for the three months ended September 30, 2013 and 2012, respectively. For Card Member loans, includes net write-offs resulting from unauthorized transactions of $(34) million and $(31) million for the three months ended September 30, 2013 and 2012, respectively; foreign currency translation adjustments of $3 million and $10 million for the three months ended September 30, 2013 and 2012, respectively; and other items of $(1) million and $(3) million for the three months ended September 30, 2013 and 2012, respectively.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Revenues
Non-interest revenues
Discount revenue	$4,659	$4,729	$4,438	$4,575	$4,425
Net card fees	658	647	653	648	633
Travel commissions and fees	490	495	437	503	465
Other commissions and fees	610	605	573	578	581
Other	601	567	537	644	577
Total non-interest revenues	7,018	7,043	6,638	6,948	6,681
Interest income
Interest on loans	1,698	1,622	1,683	1,660	1,658
Interest and dividends on investment securities	48	52	53	53	60
Deposits with banks and other	21	20	26	24	21
Total interest income	1,767	1,694	1,762	1,737	1,739
Interest expense
Deposits	111	107	114	118	118
Long-term debt and other	373	385	405	426	440
Total interest expense	484	492	519	544	558
Net interest income	1,283	1,202	1,243	1,193	1,181
Total revenues net of interest expense	8,301	8,245	7,881	8,141	7,862
Provisions for losses
Charge card	194	201	195	211	190
Card Member loans	282	364	275	396	264
Other	16	28	27	31	25
Total provisions for losses	492	593	497	638	479
Total revenues net of interest expense after provisions for losses	7,809	7,652	7,384	7,503	7,383

Expenses
Marketing and promotion	827	786	621	722	764
Card Member rewards	1,619	1,601	1,520	1,857	1,496
Card Member services	197	193	189	197	201
Salaries and employee benefits	1,544	1,543	1,615	1,910	1,516
Professional services	793	763	716	871	690
Occupancy and equipment	462	460	472	486	453
Communications	94	92	96	99	93
Other, net	269	219	246	432	300
Total	5,805	5,657	5,475	6,574	5,513
Pretax income	2,004	1,995	1,909	929	1,870
Income tax provision	638	590	629	292	620
Net income	$1,366	$1,405	$1,280	$637	$1,250
Net income attributable to common shareholders (A)	$1,354	$1,392	$1,269	$630	$1,236
Effective tax rate	31.8%	29.6%	32.9%	31.4%	33.2%

(A) Represents net income, less earnings allocated to participating share awards of $12 million for the quarter ended September 30, 2013, $13 million for the quarter ended June 30, 2013, $11 million for the quarter ended March 31, 2013, $7 million for the quarter ended December 31, 2012 and $14 million for the quarter ended September 30, 2012.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Total revenues net of interest expense
U.S. Card Services	$4,286	$4,239	$4,082	$4,070	$4,055
International Card Services	1,356	1,299	1,317	1,397	1,313
Global Commercial Services	1,221	1,231	1,163	1,215	1,156
Global Network & Merchant Services	1,379	1,384	1,303	1,390	1,310
	8,242	8,153	7,865	8,072	7,834
Corporate & Other	59	92	16	69	28

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,301	$8,245	$7,881	$8,141	$7,862

Pretax income (loss)
U.S. Card Services	$1,257	$1,175	$1,270	$612	$1,128
International Card Services	186	156	193	110	207
Global Commercial Services	341	333	283	142	275
Global Network & Merchant Services	608	647	582	557	561
	2,392	2,311	2,328	1,421	2,171
Corporate & Other	(388)	(316)	(419)	(492)	(301)

PRETAX INCOME	$2,004	$1,995	$1,909	$929	$1,870

Net income (loss)
U.S. Card Services	$782	$743	$804	$423	$699
International Card Services	142	208	178	95	164
Global Commercial Services	261	226	191	65	183
Global Network & Merchant Services	391	412	373	354	360
	1,576	1,589	1,546	937	1,406
Corporate & Other	(210)	(184)	(266)	(300)	(156)

NET INCOME	$1,366	$1,405	$1,280	$637	$1,250

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.26	$1.28	$1.15	$0.57	$1.10

Average common shares outstanding (millions)	1,074	1,090	1,099	1,110	1,126

DILUTED
Net income attributable to common shareholders	$1.25	$1.27	$1.15	$0.56	$1.09

Average common shares outstanding (millions)	1,081	1,097	1,106	1,116	1,132

Cash dividends declared per common share	$0.23	$0.23	$0.20	$0.20	$0.20

Selected Statistical Information

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Return on average equity (A)	24.3%	23.6%	23.2%	23.1%	26.3%
Return on average common equity (A)	24.1%	23.4%	23.0%	22.8%	26.0%
Return on average tangible common equity (A)	30.6%	29.7%	29.3%	29.2%	33.5%
Common shares outstanding (millions)	1,071	1,084	1,098	1,105	1,122
Book value per common share	$17.94	$17.57	$17.56	$17.09	$17.37
Shareholders' equity (billions)	$19.2	$19.0	$19.3	$18.9	$19.5

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Card billed business (billions) (A):
United States	$158.2	$159.7	$150.0	$155.5	$146.9
Outside the United States	78.0	78.0	74.5	80.0	73.2
Total	$236.2	$237.7	$224.5	$235.5	$220.1
Total cards-in-force (B):
United States	52.8	52.5	52.1	52.0	51.8
Outside the United States	52.6	51.8	51.1	50.4	49.6
Total	105.4	104.3	103.2	102.4	101.4
Basic cards-in-force (B):
United States	40.9	40.7	40.5	40.3	40.2
Outside the United States	42.6	41.8	41.1	40.5	39.8
Total	83.5	82.5	81.6	80.8	80.0

Average discount rate (C)	2.52%	2.52%	2.52%	2.49%	2.53%
Average basic Card Member spending (dollars) (D)	$4,037	$4,097	$3,905	$4,113	$3,885
Average fee per card (dollars) (D)	$40	$40	$40	$40	$39
Average fee per card adjusted (dollars) (D)	$44	$44	$44	$44	$44

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the Card Member is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $67 million for the quarter ended September 30, 2013, $66 million for the quarter ended June 30, 2013, $65 million for the quarter ended March 31, 2013, $63 million for the quarter ended December 31, 2012 and $65 million for the quarter ended September 30, 2012. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Worldwide Card Member receivables:
Total receivables	$43.5	$44.1	$43.4	$42.8	$42.3
Loss reserves (millions):
Beginning balance	$386	$410	$428	$409	$392
Provisions (A)	158	160	154	167	151
Other additions (B)	36	41	41	44	39
Net write-offs (C)	(149)	(180)	(178)	(153)	(141)
Other deductions (D)	(35)	(45)	(35)	(39)	(32)
Ending balance	$396	$386	$410	$428	$409
% of receivables	0.9%	0.9%	0.9%	1.0%	1.0%
Net write-off rate (principal only) - USCS (E)	1.4%	1.9%	2.0%	1.8%	1.6%
Net write-off rate (principal and fees) - USCS (E)	1.6%	2.1%	2.2%	1.9%	1.7%
30 days past due as a % of total - USCS	1.7%	1.6%	1.9%	1.8%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.11%	0.13%	0.12%	0.09%	0.10%
90 days past billing as a % of total - ICS/GCS	0.9%	0.8%	0.8%	0.9%	0.7%

Worldwide Card Member loans:
Total loans	$63.0	$63.1	$62.3	$65.2	$61.8
Loss reserves (millions):
Beginning balance	$1,342	$1,367	$1,471	$1,459	$1,547
Provisions (A)	247	334	243	362	231
Other additions (B)	35	30	32	34	33
Net write-offs - principal (C)	(275)	(309)	(304)	(310)	(292)
Net write-offs - interest and fees (C)	(36)	(39)	(38)	(36)	(36)
Other deductions (D)	(32)	(41)	(37)	(38)	(24)
Ending balance	$1,281	$1,342	$1,367	$1,471	$1,459
Ending reserves - principal	$1,234	$1,290	$1,316	$1,423	$1,411
Ending reserves - interest and fees	$47	$52	$51	$48	$48
% of loans	2.0%	2.1%	2.2%	2.3%	2.4%
% of past due	179%	188%	170%	182%	182%
Average loans	$63.0	$62.5	$62.8	$62.9	$61.4
Net write-off rate (principal only) (E)	1.7%	2.0%	1.9%	2.0%	1.9%
Net write-off rate (principal, interest and fees) (E)	2.0%	2.2%	2.2%	2.2%	2.1%
30 days past due loans as a % of total	1.1%	1.1%	1.3%	1.2%	1.3%
Net interest income divided by average loans (F)	8.1%	7.7%	8.0%	7.5%	7.7%
Net interest yield on Card Member loans (F)	9.4%	9.1%	9.5%	9.1%	9.3%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(D) For Card Member receivables, includes net write-offs resulting from unauthorized transactions of $(37) million for the three months ended September 30, 2013, $(40) million for the three months ended June 30, 2013, $(40) million for the three months ended March 31, 2013, $(41) million for the three months ended December 31, 2012 and $(37) million for the three months ended September 30, 2012; foreign currency translation adjustments of $3 million for the three months ended September 30, 2013, $(4) million for the three months ended June 30, 2013, $(2) million for the three months ended March 31, 2013, $(2) million for the three months ended December 31, 2012 and $6 million for the three months ended September 30, 2012; and other items of $(1) million for the three months ended September 30, 2013, $(1) million for the three months ended June 30, 2013, $7 million for the three months ended March 31, 2013, $4 million for the three months ended December 31, 2012 and $(1) million for the three months ended September 30, 2012. For Card Member loans, includes net write-offs resulting from unauthorized transactions of $(34) million for the three months ended September 30, 2013, $(30) million for the three months ended June 30, 2013, $(32) million for the three months ended March 31, 2013, $(32) million for the three months ended December 31, 2012 and $(31) million for the three months ended September 30, 2012; foreign currency translation adjustments of $3 million for the three months ended September 30, 2013, $(10) million for the three months ended June 30, 2013, $(1) million for the three months ended March 31, 2013, $(2) million for the three months ended December 31, 2012 and $10 million for the three months ended September 30, 2012; and other items of $(1) million for the three months ended September 30, 2013, $(1) million for the three months ended June 30, 2013, $(4) million for the three months ended March 31, 2013, $(4) million for the three months ended December 31, 2012 and $(3) million for the three months ended September 30, 2012.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$3,050	$2,887	6%
Interest income	1,408	1,362	3
Interest expense	172	194	(11)
Net interest income	1,236	1,168	6
Total revenues net of interest expense	4,286	4,055	6
Provisions for losses	331	339	(2)
Total revenues net of interest expense after provisions for losses	3,955	3,716	6
Expenses
Marketing, promotion, rewards and Card Member services	1,756	1,626	8
Salaries and employee benefits and other operating expenses	942	962	(2)
Total	2,698	2,588	4
Pretax segment income	1,257	1,128	11
Income tax provision	475	429	11
Segment income	$782	$699	12
Effective tax rate	37.8%	38.0%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$124.6	$115.3	8%
Total cards-in-force (millions)	43.4	41.8	4%
Basic cards-in-force (millions)	32.2	31.1	4%
Average basic Card Member spending (dollars)	$3,882	$3,725	4%

U.S. Consumer Travel:
Travel sales (millions)	$900	$989	(9	) %
Travel commissions and fees/sales	7.9%	7.6%

Total segment assets	$95.2	$96.3	(1	) %
Segment capital (millions) (A)	$9,118	$9,100	-%
Return on average segment capital (B)	30.8%	32.5%
Return on average tangible segment capital (B)	32.0%	34.0%

Card Member receivables:
Total receivables	$20.3	$19.5	4%
30 days past due as a % of total	1.7%	1.8%
Average receivables	$20.5	$19.4	6%
Net write-off rate (principal only) (C)	1.4%	1.6%
Net write-off rate (principal and fees) (C)	1.6%	1.7%

Card Member loans:
Total loans	$54.5	$52.9	3%
30 days past due loans as a % of total	1.1%	1.3%
Average loans	$54.7	$52.8	4%
Net write-off rate (principal only) (C)	1.7%	1.9%
Net write-off rate (principal, interest and fees) (C)	1.9%	2.1%
Net interest income divided by average loans (D)	9.0%	8.8%
Net interest yield on Card Member loans (D)	9.3%	9.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Revenues
Discount revenue, net card fees and other	$3,050	$3,063	$2,878	$2,903	$2,887
Interest income	1,408	1,354	1,386	1,364	1,362
Interest expense	172	178	182	197	194
Net interest income	1,236	1,176	1,204	1,167	1,168
Total revenues net of interest expense	4,286	4,239	4,082	4,070	4,055
Provisions for losses	331	402	338	477	339
Total revenues net of interest expense after provisions for losses	3,955	3,837	3,744	3,593	3,716
Expenses
Marketing, promotion, rewards and Card Member services	1,756	1,735	1,545	1,888	1,626
Salaries and employee benefits and other operating expenses	942	927	929	1,093	962
Total	2,698	2,662	2,474	2,981	2,588
Pretax segment income	1,257	1,175	1,270	612	1,128
Income tax provision	475	432	466	189	429
Segment income	$782	$743	$804	$423	$699
Effective tax rate	37.8%	36.8%	36.7%	30.9%	38.0%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Card billed business	$124.6	$125.6	$116.7	$123.3	$115.3
Total cards-in-force (millions)	43.4	42.9	42.5	42.2	41.8
Basic cards-in-force (millions)	32.2	31.9	31.7	31.3	31.1
Average basic Card Member spending (dollars)	$3,882	$3,954	$3,709	$3,952	$3,725

U.S. Consumer Travel:
Travel sales	$0.9	$1.2	$1.0	$0.9	$1.0
Travel commissions and fees/sales	7.9%	6.7%	6.4%	7.8%	7.6%

Total segment assets	$95.2	$96.5	$97.8	$98.3	$96.3
Segment capital (A)	$9.1	$8.7	$9.1	$8.7	$9.1
Return on average segment capital (B)	30.8%	29.9%	29.2%	28.8%	32.5%
Return on average tangible segment capital (B)	32.0%	31.2%	30.4%	30.1%	34.0%

Card Member receivables:
Total receivables	$20.3	$20.9	$20.4	$21.1	$19.5
30 days past due as a % of total	1.7%	1.6%	1.9%	1.8%	1.8%
Average receivables	$20.5	$20.5	$20.0	$20.1	$19.4
Net write-off rate (principal only) (C)	1.4%	1.9%	2.0%	1.8%	1.6%
Net write-off rate (principal and fees) (C)	1.6%	2.1%	2.2%	1.9%	1.7%

Card Member loans:
Total loans	$54.5	$54.6	$53.6	$56.0	$52.9
30 days past due loans as a % of total	1.1%	1.1%	1.2%	1.2%	1.3%
Average loans	$54.7	$54.0	$54.0	$53.9	$52.8
Net write-off rate (principal only) (C)	1.7%	2.0%	2.0%	2.0%	1.9%
Net write-off rate (principal, interest and fees) (C)	1.9%	2.2%	2.2%	2.2%	2.1%
Net interest income divided by average loans (D)	9.0%	8.7%	9.0%	8.6%	8.8%
Net interest yield on Card Member loans (D)	9.3%	9.1%	9.4%	9.0%	9.2%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended September 30,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,161	$1,126	3%
Interest income	281	289	(3)
Interest expense	86	102	(16)
Net interest income	195	187	4
Total revenues net of interest expense	1,356	1,313	3
Provisions for losses	113	83	36
Total revenues net of interest expense after provisions for losses	1,243	1,230	1
Expenses
Marketing, promotion, rewards and Card Member services	498	466	7
Salaries and employee benefits and other operating expenses	559	557	-
Total	1,057	1,023	3
Pretax segment income	186	207	(10)
Income tax provision	44	43	2
Segment income	$142	$164	(13)
Effective tax rate	23.7%	20.8%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$32.5	$31.9	2%
Total cards-in-force (millions)	15.5	15.5	-%
Basic cards-in-force (millions)	10.6	10.6	-%
Average basic Card Member spending (dollars)	$3,076	$3,026	2%

International Consumer Travel:
Travel sales (millions)	$359	$324	11%
Travel commissions and fees/sales	7.0%	7.1%

Total segment assets	$30.4	$30.6	(1	) %
Segment capital (millions) (A)	$3,065	$2,958	4%
Return on average segment capital (B)	20.8%	23.7%
Return on average tangible segment capital (B)	39.1%	46.9%

Card Member receivables:
Total receivables	$7.2	$7.2	-%
90 days past billing as a % of total	1.1%	0.9%
Net loss ratio (as a % of charge volume)	0.21%	0.17%

Card Member loans:
Total loans	$8.4	$8.9	(6	) %
30 days past due loans as a % of total	1.5%	1.6%
Average loans	$8.3	$8.6	(3	) %
Net write-off rate (principal only) (C)	1.9%	1.6%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.2%
Net interest income divided by average loans (D)	9.3%	8.7%
Net interest yield on Card Member loans (D)	10.4%	9.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Revenues
Discount revenue, net card fees and other	$1,161	$1,130	$1,124	$1,210	$1,126
Interest income	281	259	290	289	289
Interest expense	86	90	97	102	102
Net interest income	195	169	193	187	187
Total revenues net of interest expense	1,356	1,299	1,317	1,397	1,313
Provisions for losses	113	116	95	99	83
Total revenues net of interest expense after provisions for losses	1,243	1,183	1,222	1,298	1,230
Expenses
Marketing, promotion, rewards and Card Member services	498	478	452	525	466
Salaries and employee benefits and other operating expenses	559	549	577	663	557
Total	1,057	1,027	1,029	1,188	1,023
Pretax segment income	186	156	193	110	207
Income tax provision/(benefit)	44	(52)	15	15	43
Segment income	$142	$208	$178	$95	$164
Effective tax rate	23.7%	-33.3%	7.8%	13.6%	20.8%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Card billed business	$32.5	$32.3	$31.3	$34.7	$31.9
Total cards-in-force (millions)	15.5	15.6	15.6	15.6	15.5
Basic cards-in-force (millions)	10.6	10.6	10.6	10.6	10.6
Average basic Card Member spending (dollars)	$3,076	$3,058	$2,961	$3,280	$3,026

International Consumer Travel:
Travel sales	$0.4	$0.4	$0.3	$0.4	$0.3
Travel commissions and fees/sales	7.0%	6.8%	6.8%	7.4%	7.1%

Total segment assets	$30.4	$29.7	$31.1	$31.8	$30.6
Segment capital (A)	$3.1	$3.1	$3.0	$2.9	$3.0
Return on average segment capital (B)	20.8%	21.9%	20.9%	21.8%	23.7%
Return on average tangible segment capital (B)	39.1%	41.7%	40.3%	43.0%	46.9%

Card Member receivables:
Total receivables	$7.2	$7.2	$7.1	$7.8	$7.2
90 days past billing as a % of total	1.1%	1.1%	1.1%	0.9%	0.9%
Net loss ratio (as a % of charge volume)	0.21%	0.21%	0.18%	0.16%	0.17%

Card Member loans:
Total loans	$8.4	$8.4	$8.6	$9.2	$8.9
30 days past due loans as a % of total	1.5%	1.6%	1.7%	1.5%	1.6%
Average loans	$8.3	$8.5	$8.8	$8.9	$8.6
Net write-off rate (principal only) (C)	1.9%	1.9%	1.8%	1.8%	1.6%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.4%	2.3%	2.3%	2.2%
Net interest income divided by average loans (D)	9.3%	8.0%	8.9%	8.3%	8.7%
Net interest yield on Card Member loans (D)	10.4%	9.2%	10.0%	9.6%	9.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,277	$1,218	5%
Interest income	3	3	-
Interest expense	59	65	(9)
Net interest expense	(56)	(62)	(10)
Total revenues net of interest expense	1,221	1,156	6
Provisions for losses	36	32	13
Total revenues net of interest expense after provisions for losses	1,185	1,124	5
Expenses
Marketing, promotion, rewards and Card Member services	148	139	6
Salaries and employee benefits and other operating expenses	696	710	(2)
Total	844	849	(1)
Pretax segment income	341	275	24
Income tax provision	80	92	(13)
Segment income	$261	$183	43
Effective tax rate	23.5%	33.5%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$43.2	$40.6	6%
Total cards-in-force (millions)	7.1	7.0	1
Basic cards-in-force (millions)	7.1	7.0	1
Average basic Card Member spending (dollars)	$6,139	$5,798	6%

Global Corporate Travel:
Travel sales (millions)	$4,469	$4,352	3%
Travel commissions and fees/sales	8.8%	8.4%

Total segment assets	$20.5	$20.4	-%
Segment capital (millions) (A)	$3,606	$3,638	(1	) %
Return on average segment capital (B)	20.4%	20.9%
Return on average tangible segment capital (B)	39.9%	41.9%

Card Member receivables:
Total receivables	$15.9	$15.4	3%
90 days past billing as a % of total	0.8%	0.7%
Net loss ratio (as a % of charge volume)	0.06%	0.05%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Revenues
Discount revenue, net card fees and other	$1,277	$1,290	$1,220	$1,277	$1,218
Interest income	3	3	3	3	3
Interest expense	59	62	60	65	65
Net interest expense	(56)	(59)	(57)	(62)	(62)
Total revenues net of interest expense	1,221	1,231	1,163	1,215	1,156
Provisions for losses	36	45	37	33	32
Total revenues net of interest expense after provisions for losses	1,185	1,186	1,126	1,182	1,124
Expenses
Marketing, promotion, rewards and Card Member services	148	144	150	148	139
Salaries and employee benefits and other operating expenses	696	709	693	892	710
Total	844	853	843	1,040	849
Pretax segment income	341	333	283	142	275
Income tax provision	80	107	92	77	92
Segment income	$261	$226	$191	$65	$183
Effective tax rate	23.5%	32.1%	32.5%	54.2%	33.5%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Card billed business	$43.2	$44.4	$42.8	$41.9	$40.6
Total cards-in-force (millions)	7.1	7.0	7.0	7.0	7.0
Basic cards-in-force (millions)	7.1	7.0	7.0	7.0	7.0
Average basic Card Member spending (dollars)	$6,139	$6,317	$6,105	$5,978	$5,798

Global Corporate Travel:
Travel sales	$4.5	$5.0	$4.7	$4.6	$4.4
Travel commissions and fees/sales	8.8%	7.9%	7.4%	8.7%	8.4%

Total segment assets	$20.5	$20.5	$20.5	$18.9	$20.4
Segment capital (A)	$3.6	$3.7	$3.6	$3.6	$3.6
Return on average segment capital (B)	20.4%	18.3%	18.0%	17.6%	20.9%
Return on average tangible segment capital (B)	39.9%	35.9%	35.2%	35.1%	41.9%

Card Member receivables:
Total receivables	$15.9	$15.9	$15.7	$13.7	$15.4
90 days past billing as a % of total	0.8%	0.7%	0.7%	0.8%	0.7%
Net loss ratio (as a % of charge volume)	0.06%	0.08%	0.08%	0.06%	0.05%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,309	$1,238	6%
Interest income	8	7	14
Interest expense	(62)	(65)	(5)
Net interest income	70	72	(3)
Total revenues net of interest expense	1,379	1,310	5
Provisions for losses	13	18	(28)
Total revenues net of interest expense after provisions for losses	1,366	1,292	6
Expenses
Marketing, promotion, rewards and Card Member services	200	192	4
Salaries and employee benefits and other operating expenses	558	539	4
Total	758	731	4
Pretax segment income	608	561	8
Income tax provision	217	201	8
Segment income	$391	$360	9
Effective tax rate	35.7%	35.8%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,		Percentage
	2013	2012	Inc/(Dec)

Global Card billed business (A)	$236.2	$220.1	7%

Global Network & Merchant Services:
Total segment assets	$17.8	$21.4	(17	) %
Segment capital (millions) (B)	$2,036	$2,121	(4	) %
Return on average segment capital (C)	73.4%	67.6%
Return on average tangible segment capital (C)	81.1%	75.0%

Global Network Services:
Card billed business	$35.9	$32.0	12%
Total cards-in-force (millions)	39.4	37.1	6%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Revenues
Discount revenue, fees and other	$1,309	$1,313	$1,234	$1,322	$1,238
Interest income	8	8	7	7	7
Interest expense	(62)	(63)	(62)	(61)	(65)
Net interest income	70	71	69	68	72
Total revenues net of interest expense	1,379	1,384	1,303	1,390	1,310
Provisions for losses	13	22	20	21	18
Total revenues net of interest expense after provisions for losses	1,366	1,362	1,283	1,369	1,292
Expenses
Marketing, promotion, rewards and Card Member services	200	188	158	180	192
Salaries and employee benefits and other operating expenses	558	527	543	632	539
Total	758	715	701	812	731
Pretax segment income	608	647	582	557	561
Income tax provision	217	235	209	203	201
Segment income	$391	$412	$373	$354	$360
Effective tax rate	35.7%	36.3%	35.9%	36.4%	35.8%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Global Card billed business (A)	$236.2	$237.7	$224.5	$235.5	$220.1

Global Network & Merchant Services:
Total segment assets	$17.8	$22.6	$22.0	$16.5	$21.4
Segment capital (B)	$2.0	$2.1	$2.1	$2.0	$2.1
Return on average segment capital (C)	73.4%	71.0%	69.1%	68.6%	67.6%
Return on average tangible segment capital (C)	81.1%	78.4%	76.4%	75.9%	75.0%

Global Network Services:
Card billed business	$35.9	$35.8	$33.2	$35.1	$32.0
Total cards-in-force (millions)	39.4	38.8	38.1	37.6	37.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE), and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

ROE

Net income	$4,688	$4,572	$4,506	$4,482	$5,037
Average shareholders' equity	$19,289	$19,372	$19,426	$19,425	$19,145
Return on average equity (A)	24.3%	23.6%	23.2%	23.1%	26.3%

Reconciliation of ROCE and ROTCE

Net income	$4,688	$4,572	$4,506	$4,482	$5,037
Earnings allocated to participating share awards and other	43	45	46	49	56
Net income attributable to common shareholders	$4,645	$4,527	$4,460	$4,433	$4,981

Average shareholders' equity	$19,289	$19,372	$19,426	$19,425	$19,145
Average common shareholders' equity	$19,289	$19,372	$19,426	$19,425	$19,145
Average goodwill and other intangibles	4,091	4,128	4,181	4,232	4,272
Average tangible common shareholders' equity	$15,198	$15,244	$15,245	$15,193	$14,873
Return on average common equity (A)	24.1%	23.4%	23.0%	22.8%	26.0%
Return on average tangible common equity (B)	30.6%	29.7%	29.3%	29.2%	33.5%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

U.S. Card Services
Segment income	$2,752	$2,669	$2,644	$2,592	$2,896
Average segment capital	$8,940	$8,921	$9,053	$8,999	$8,903
Average goodwill and other intangibles	345	357	368	379	391
Average tangible segment capital	$8,595	$8,564	$8,685	$8,620	$8,512
Return on average segment capital (A)	30.8%	29.9%	29.2%	28.8%	32.5%
Return on average tangible segment capital (A)	32.0%	31.2%	30.4%	30.1%	34.0%

International Card Services
Segment income	$623	$645	$615	$634	$691
Average segment capital	$2,990	$2,946	$2,937	$2,909	$2,919
Average goodwill and other intangibles	1,398	1,398	1,412	1,433	1,446
Average tangible segment capital	$1,592	$1,548	$1,525	$1,476	$1,473
Return on average segment capital (A)	20.8%	21.9%	20.9%	21.8%	23.7%
Return on average tangible segment capital (A)	39.1%	41.7%	40.3%	43.0%	46.9%

Global Commercial Services
Segment income	$743	$665	$658	$644	$759
Average segment capital	$3,637	$3,639	$3,663	$3,649	$3,629
Average goodwill and other intangibles	1,775	1,785	1,796	1,812	1,819
Average tangible segment capital	$1,862	$1,854	$1,867	$1,837	$1,810
Return on average segment capital (A)	20.4%	18.3%	18.0%	17.6%	20.9%
Return on average tangible segment capital (A)	39.9%	35.9%	35.2%	35.1%	41.9%

Global Network & Merchant Services
Segment income	$1,530	$1,499	$1,459	$1,443	$1,413
Average segment capital	$2,084	$2,111	$2,110	$2,104	$2,090
Average goodwill and other intangibles	197	199	201	203	205
Average tangible segment capital	$1,887	$1,912	$1,909	$1,901	$1,885
Return on average segment capital (A)	73.4%	71.0%	69.1%	68.6%	67.6%
Return on average tangible segment capital (A)	81.1%	78.4%	76.4%	75.9%	75.0%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Card Member Loans
Appendix III

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Net interest income	$1,283	$1,202	$1,243	$1,193	$1,181

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$296	$295	$311	$324	$338

Interest income not attributable to the Company's Card Member loan portfolio	$(87)	$(88)	$(95)	$(91)	$(97)

Adjusted net interest income (A)	$1,492	$1,409	$1,459	$1,426	$1,422

Average loans (billions)	$63.0	$62.5	$62.8	$62.9	$61.4

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.3)	$(0.3)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$62.8	$62.2	$62.5	$62.7	$61.2

Net interest income divided by average loans (C)	8.1%	7.7%	8.0%	7.5%	7.7%
Net interest yield on Card Member loans (D)	9.4%	9.1%	9.5%	9.1%	9.3%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D)  Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Card Member Loans
Appendix IV

(Millions)

	Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
USCS:
Net interest income	$1,236	$1,176	$1,204	$1,167	$1,168

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$45	$47	$48	$51	$51

Interest income not attributable to the Company's Card Member loan portfolio	$(3)	$(2)	$(2)	$(2)	$(3)

Adjusted net interest income (A)	$1,278	$1,221	$1,250	$1,216	$1,216

Average loans (billions)	$54.7	$54.0	$54.0	$53.9	$52.8

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans (billions)	$-	$-	$-	$-	$-

Adjusted average loans (billions) (B)	$54.7	$54.0	$54.0	$53.9	$52.8

Net interest income divided by average loans (C)	9.0%	8.7%	9.0%	8.6%	8.8%
Net interest yield on Card Member loans (D)	9.3%	9.1%	9.4%	9.0%	9.2%

ICS:
Net interest income	$195	$169	$193	$187	$187

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$23	$26	$23	$27	$26

Interest income not attributable to the Company's Card Member loan portfolio	$(6)	$(5)	$(7)	$(3)	$(7)

Adjusted net interest income (A)	$212	$190	$209	$211	$206

Average loans (billions)	$8.3	$8.5	$8.8	$8.9	$8.6

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.3)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$8.1	$8.3	$8.5	$8.7	$8.4

Net interest income divided by average loans (C)	9.3%	8.0%	8.9%	8.3%	8.7%
Net interest yield on Card Member loans (D)	10.4%	9.2%	10.0%	9.6%	9.8%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D)  Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.